                                                                    EXHIBIT 10.2




                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                        NEXTEL INTERNATIONAL (PERU), LLC,

                 MOTOROLA INTERNATIONAL DEVELOPMENT CORPORATION,

                              OSCAR BENALCAZAR COZ,

                           NEXTEL INTERNATIONAL, INC.

                                       AND

                                  VALORCOM S.A.


                          DATED AS OF JANUARY 29, 1998









PERU STOCK PURCHASE AGREEMENT



                                                 TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ----
ARTICLE I - DEFINITIONS..................................................................................2

         1.1 Defined Terms...............................................................................2
         1.2 Other Definitional Matters..................................................................6

ARTICLE II - SALE AND PURCHASE...........................................................................6

         2.1 Sale and Purchase...........................................................................6
         2.2 Closing.....................................................................................9
         2.3 Post Closing Adjustments...................................................................10
ARTICLE III - REPRESENTATIONS AND WARRANTIES OF
MOTOROLA, BENALCAZAR AND THE JVC........................................................................13

         3.1 Organization, Good Standing, Etc...........................................................13
         3.2 Authorization, Due Execution and Binding Effect............................................14
         3.3 No Approvals or Notices Required; No Conflicts With Instruments............................14
         3.4 Concessions, Licenses, Permissions, Permits, Authorizations, Etc...........................14
         3.5 Capitalization of the JVC and Ownership of the JVC Capital Stock...........................15
         3.6 Capitalization of the JVC Subsidiaries and Ownership of the Capital
         Stock of the JVC Subsidiaries..................................................................15
         3.7 Financial Statements.......................................................................16
         3.8 Absence of Certain Changes.................................................................16
         3.9 Liabilities................................................................................18
         3.10 Intercompany Transactions.................................................................18
         3.11 Taxes.....................................................................................18
         3.12 JVC Assets................................................................................18
         3.13 Channels..................................................................................19
         3.14 Contracts.................................................................................20
         3.15 Claims and Legal Proceedings..............................................................20
         3.16 Labor Matters.............................................................................21
         3.17 Customers.................................................................................22
         3.18 Applicable Laws...........................................................................22
         3.19 Insurance.................................................................................23
         3.20 Trademarks................................................................................23
         3.21 Compliance With Environmental Laws........................................................23
         3.22 Brokerage.................................................................................24

ARTICLE IV - ADDITIONAL REPRESENTATIONS AND WARRANTIES
OF MOTOROLA.............................................................................................24

         4.1 Organization, Good Standing, Etc...........................................................24
         4.2 Authorization, Due Execution and Binding Effect............................................24
         4.3 No Approvals or Notices Required; No Conflicts With Instruments............................25
         4.4 Peruvian SMR Services......................................................................25

ARTICLE V - ADDITIONAL REPRESENTATIONS AND WARRANTIES
OF BENALCAZAR...........................................................................................25

         5.1 Citizenship; Residency.....................................................................25
         5.2 Authorization, Due Execution and Binding Effect............................................25


PERU STOCK PURCHASE AGREEMENT


         5.3 No Approvals or Notices Required; No Conflicts With Instruments............................26
         5.4 Peruvian SMR Services......................................................................26

ARTICLE VI - REPRESENTATIONS AND WARRANTIES OF NEXTEL...................................................26

         6.1 Organization, Good Standing, Etc...........................................................26
         6.2 Authorization, Due Execution and Binding Effect............................................27
         6.3 No Approvals or Notices Required; No Conflicts With Instruments............................27
         6.4 Brokerage..................................................................................27
         6.5 Peruvian SMR Services......................................................................27

ARTICLE VII - FURTHER AGREEMENTS........................................................................28

         7.1 Schedules..................................................................................28
         7.2 Access.....................................................................................28
         7.3 Management Information.....................................................................28
         7.4 Advice of Claims...........................................................................29
         7.5 Conduct of the Business....................................................................29
         7.6 Compliance With Laws.......................................................................30
         7.7 No Transfers...............................................................................30
         7.8 Mastercom Name.............................................................................30
         7.9 Capital Increase...........................................................................30
         7.10 Nextel International Guarantee............................................................31
         7.11 Other Cooperation.........................................................................31

ARTICLE VIII - CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
PARTY...................................................................................................31

         8.1 Accuracy of Representations and Warranties.................................................31
         8.2 Performance of Agreement...................................................................31
         8.3 Approvals and Consents.....................................................................32
         8.4 Officers' Certificates.....................................................................32
         8.5 Shareholders Agreement.....................................................................32
         8.6 Registration Rights Agreement..............................................................32
         8.7 Legal Proceedings..........................................................................32
         8.8 Business Plan..............................................................................32
         8.9 Division of Master Communications..........................................................32
         8.10 Confidentiality, Noncompetition and Proprietary Information
         Agreements.....................................................................................33
         8.11 Opinion of Counsel........................................................................33
         8.12 Title.....................................................................................33
         8.13 Documentation Relating to the Concessions.................................................33
         8.14 Third Party Consents......................................................................33
         8.15 Pledge Agreements.........................................................................34
         8.16 Legal Stability Agreements................................................................34

ARTICLE IX - ADDITIONAL CONDITIONS PRECEDENT TO
OBLIGATIONS OF NEXTEL...................................................................................34

         9.1 Affiliate Transactions.....................................................................34
         9.2 Employees, Consultants, Directors and Attorney-in-Fact of the JVC..........................34

ARTICLE X - INDEMNIFICATION AND SURVIVAL OF WARRANTIES..................................................35

         10.1 Indemnification by Motorola...............................................................35


PERU STOCK PURCHASE AGREEMENT


         10.2 Indemnification by Benalcazar.............................................................35
         10.3 Indemnification by Nextel.................................................................36
         10.4 Indemnification by Benalcazar of Motorola.................................................36
         10.5 Secondary Indemnification by Motorola of Benalcazar.......................................36
         10.6 Procedure.................................................................................37
         10.7 Survival..................................................................................37
         10.8 Security for Secondary Indemnification Rights.............................................38

ARTICLE XI - TERMINATION................................................................................38

         11.1 Termination...............................................................................38
         11.2 Effect of Termination.....................................................................39

ARTICLE XII - GENERAL...................................................................................39

         12.1 Expenses..................................................................................39
         12.2 Amendment.................................................................................39
         12.3 Headings..................................................................................39
         12.4 Applicable Law............................................................................40
         12.5 Parties in Interest.......................................................................40
         12.6 Dispute Resolution........................................................................40
         12.7 Waivers...................................................................................41
         12.8 Notices...................................................................................41
         12.9 Entire Understanding......................................................................42
         12.10 Counterparts.............................................................................43



PERU STOCK PURCHASE AGREEMENT

                                    SCHEDULES



3.1                 Organization
3.3                 JVC and JVC Subsidiaries Approvals and Conflicts
3.4                 Additional Payments and Fees
3.5                 Capitalization of the JVC
3.6                 Capitalization of the JVC Subsidiaries
3.8                 Certain Changes or Events
3.9                 Undisclosed Material Liabilities
3.10                Intercompany Balances
3.11                Payments
3.12(a)             Leases
3.12(b)             Real Property
3.12(d)             Liens
3.13                The Channels
3.14                Contracts
3.15                Claims and Legal Proceedings
3.16                Labor Matters
3.17                Customers
3.18                Applicable Laws
3.20                Intellectual Property
4.3                 Motorola Approvals and Conflicts
5.3                 Benalcazar Approvals and Conflicts
6.3                 Nextel Approvals and Conflicts



PERU STOCK PURCHASE AGREEMENT



                                    EXHIBITS


2.1(b)(vi)          Payment Schedule
2.1(b)(vii)         Form of Usufruct
2.1(d)              By-laws of the JVC (in Spanish and English)
3.7                 Financial Statements
8.4                 Form of Officers' Certificate
8.5                 Form of Shareholders Agreement
8.6                 Form of Registration Rights Agreement
8.10                Form of Confidentiality, Noncompetition and Proprietary Information Agreement
8.11                Form of Opinions of Counsel to Motorola, Benalcazar and the JVC
8.15                Form of Pledge Agreement
8.16                Form of Legal Stability Agreement
9.1A                Form of Tower Site Lease
9.1B                Form of Sales Agency Agreement
9.1C                Form of Maintenance Agreement



PERU STOCK PURCHASE AGREEMENT
                                      -v-

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of January 29, 1998 by and among NEXTEL INTERNATIONAL (PERU), LLC ("Nextel"), a Cayman Islands limited liability company and indirectly wholly owned subsidiary of Nextel International, Inc., a Washington corporation ("Nextel International"), MOTOROLA INTERNATIONAL DEVELOPMENT CORPORATION, a Delaware corporation ("Motorola"), OSCAR BENALCAZAR COZ, a Peruvian citizen ("Benalcazar"), NEXTEL INTERNATIONAL, INC. and VALORCOM S.A., a Peruvian corporation (to be renamed Nextel del Peru S.A.) (the "JVC").

                                    RECITALS

         A. Immediately prior to the transactions described in this Stock Purchase Agreement, the capital stock of the JVC is 2,000 shares of common stock (the "JVC Common Stock"), represented by 2,000 shares of S/.1.00 each. Motorola has subscribed for and purchased 1019 shares of the JVC Common Stock, representing 51%, less one share, of the outstanding shares of the JVC Common Stock. Manuel Diego Aramburu Yzaga has subscribed for and purchased one share of the JVC Common Stock. Benalcazar has subscribed for and purchased 980 shares of the JVC Common Stock, representing 49% of the outstanding shares of the JVC Common Stock.

         B. Each of Motorola, Benalcazar and Nextel desire to subscribe and pay for newly issued shares of the JVC Common Stock, in each case for the consideration and on the terms and conditions provided in this Agreement, such that after such issuances, subscriptions and payments, the JVC Common Stock shall be owned as follows:


Nextel                           70.05%
Motorola                         19.95%
Benalcazar                          10%

         C. The JVC desires to purchase from Benalcazar and Benalcazar desires to sell to the JVC (i) 64.4% of the shares of Master Communications S.A., a Peruvian corporation ("Master Communications"), it being understood that all references herein to Master Communications shall mean such entity following the division referred to in Section 8.9 hereof, and (ii) 64.4% of the shares of General Radio S.A., a Peruvian corporation ("General Radio").

         D. Following consummation of the transactions set forth in this Agreement, the JVC shall, indirectly through its direct and indirect wholly-owned subsidiaries, Dualcom S.R. Ltda., a Peruvian limited liability company ("Dualcom"), General Radio, Master Communications, Mastercom Trunking S.A., a Peruvian corporation and wholly owned subsidiary of Master Communications ("Mastercom Trunking"), and Radionet S.A., Peruvian corporation ("Radionet" and together with Dualcom, General Radio, Master Communications and Mastercom Trunking, the "JVC Subsidiaries"), hold concession contracts granted by the Republic of Peru ("Peru") authorizing the installation and operation of SMR services listed in Schedule 3.13 and a license to use the SMR channels listed on Schedule 3.13 in certain cities in Peru (the "Channels") and own certain other assets in Peru.


         E. The parties hereto wish to install, own and operate SMR and enhanced SMR ("ESMR") equipment and provide SMR services and ESMR services utilizing iDEN technology in Peru through the JVC and the JVC Subsidiaries.

                                    AGREEMENT

         In consideration of the mutual promises contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

1.1      DEFINED TERMS

         As used in this Agreement, the following terms shall have the following meanings:

         "Accountants" has the meaning set forth in Section 2.3(d).

         "Adjusted Motorola Net Rental Radio Expenditures" has the meaning set forth in Section 2.3(f)(ii).

         "Affiliate" of any Person (the "Subject") means any other Person which, directly or indirectly, Controls or is Controlled by or is under common Control with the Subject. For purposes of this Agreement, the JVC and the JVC Subsidiaries shall not be deemed an Affiliate of any of the other parties hereto.

         "Agreement" has the meaning set forth in the introductory paragraph.

         "Applied Channels" has the meaning set forth in Section 3.13.

         "Benalcazar" has the meaning set forth in the introductory paragraph, and shall include any heir or personal representative.

         "Benalcazar Net Rental Radio Expenditures" has the meaning set forth in
Section 2.3(f)(i).

         "Benalcazar Pledge Agreement" has the meaning set forth in Section
10.8.

         "Business" means the business and activities conducted and proposed to be conducted by the JVC and the JVC Subsidiaries, including but not limited to, directly or indirectly, installing, owning and operating SMR services, as of the date hereof.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York or Lima, Peru are authorized to close.

         "Business Plan" has the meaning set forth in Section 8.8.

         "Capital Increase" has the meaning set forth in Section 2.1(b).

         "Channels" has the meaning set forth in the Recitals.

         "Closing" has the meaning set forth in Section 2.2(a).

         "Closing Balance Sheet" has the meaning set forth in Section 2.3(a)(i)

         "Closing Date" has the meaning set forth in Section 2.2(a).

         "Closing Indebtedness" has the meaning set forth in Section 2.3(a)(i)

         "Concessions" has the meaning set forth in Section 3.4.

         "Control" (including, with correlative meanings, the terms "Controlled by" and "under common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise; provided that any Person which together with its Affiliates owns more shares of a given company than any other shareholder of such company (together with its Affiliates) shall be deemed to Control such company.

         "Damages" has the meaning set forth in Section 10.1.

         "Disagreeing Party" has the meaning set forth in Section 2.3(a)(iii)

         "Dualcom" has the meaning set forth in the Recitals.

         "ESMR" has the meaning set forth in the Recitals.

         "Financial Statements" has the meaning set forth in Section 3.7.

         "ForEx Rate" has the meaning set forth in Section 2.1(b).

         "General Radio" has the meaning set forth in the Recitals.

         "ICC" has the meaning set forth in Section 12.6.

         "iDEN" shall mean Motorola's proprietary integrated Digital Enhanced Network.

         "Indemnifying Party" has the meaning set forth in Section 10.6.

         "Indemnitee" has the meaning set forth in Section 10.6.

         "JVC" has the meaning set forth in the introductory paragraph, and shall include any successor corporations.

         "JVC Assets" has the meaning set forth in Section 3.3.

         "JVC Common Stock" has the meaning set forth in the Recitals.

         "JVC Personal Property" has the meaning set forth in Section 3.12(a).

         "JVC Subsidiaries" has the meaning set forth in the Recitals.

         "knowledge" with respect to any Person means, with respect to the existence or absence of a fact, matter, event or circumstance, the actual knowledge of such Person, or if such Person is not an individual, the actual knowledge of any director or officer of such Person or any Affiliate thereof.

         "Legal Stability Agreements" means the Legal Stability Agreements between Peru and each of the JVC, Nextel and Motorola substantially in the form of Exhibit 8.16.

         "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, deed of trust, usufruct, charge, security interest, encumbrance or other adverse claim of any kind with respect to such property or asset.

         "Master Communications" has the meaning set forth in the Recitals.

         "Mastercom Trunking" has the meaning set forth in the Recitals.

         "Motorola" has the meaning set forth in the introductory paragraph, and shall include any successor corporations.

         "Motorola Net Rental Radio Expenditures" has the meaning set forth in
Section 2.3(f)(i).

         "Motorola Pledge Agreement" has the meaning set forth in Section 10.8.

         "MTC" means the Ministry of Transport, Communications, Housing and Construction of Peru or any successor regulatory body of the Peruvian government responsible for oversight of the telecommunications industry in Peru.

         "Net Rental Radio Expenditures" means cash expenditures on rental radio inventory purchased less revenue realized on rental radio inventory, all during the relevant period and as reviewed by Deloitte & Touche, LLP.

         "Nextel" has the meaning set forth in the introductory paragraph, and shall include any successor thereto or assignee thereof.

         "Nextel International" has the meaning set forth in the introductory paragraph, and shall include any successor corporations.

         "OSIPTEL" means the Supervisory Entity of Private Investment in Telecommunications, or any successor regulatory entity of the Peruvian government.

         "Permitted Liens" has the meaning set forth in Section 3.12(d).

         "Person" means any individual, partnership, limited liability company, joint-stock company, firm, corporation, association, unincorporated organization, joint venture, trust or other entity.

         "Peru" has the meaning set forth in the Recitals.

         "Pledge Agreements" has the meaning set forth in Section 10.8.

         "Radionet" has the meaning set forth in the Recitals.

         "Registration Rights Agreement" means the Registration Rights Agreement to be entered into by the JVC, Motorola, Benalcazar and Nextel in substantially the form attached hereto as Exhibit 8.6.

         "Reserved Channels" has the meaning set forth in Section 3.13.

         "Shareholders Agreement" means the Shareholders Agreement to be entered into by the JVC, Nextel, Nextel International, Motorola and Benalcazar in substantially the form attached hereto as Exhibit 8.5.

         "SMR" means specialized mobile radio ("servicio troncalizado").

         "Tax" and "Taxes" mean any and all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, estimated, stamp, occupation, premium, property, customs duty, import and other tax, fee, contribution, assessment, or similar charge of any kind whatsoever, together with interest and penalties, additions to the tax, and additional amounts imposed in connection with such tax by any Tax Authority, whether U.S., Peruvian or other.

         "Tax Authority" has the meaning set forth in Section 3.11.

         "Tax Returns" means all returns (including information returns), reports, estimates, elections, declarations, statements, forms, requests for extensions of time, and other documents (including any schedule, exhibit, or any other attachment to such documents) relating to or required to be filed with any Tax Authority or any other Person pursuant to any federal, state or local law, whether U.S., Peruvian or otherwise.

         "Transaction Agreements" means this Agreement, the Shareholders Agreement, the Registration Rights Agreement and the Pledge Agreements.

         "U.S. GAAP" means U.S. generally accepted accounting principles.

1.2      OTHER DEFINITIONAL MATTERS

         (a) The words "this Agreement," "hereby," "herein," "hereof," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provisions of this Agreement, and the words "Article," "Section," "Schedule," "Exhibit" and like references are to this Agreement unless otherwise specified.

         (b) Singular and plural forms, as the case may be, of terms defined herein have correlative meanings.

         (c) Any defined term which relates to a document includes within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions which may heretofore have been or which may hereafter be executed in accordance with the terms thereof and as may be permitted by this Agreement.

         (d) All references to "$" or "dollars" are to the legal tender currency of the United States of America. All references to "S/." or "Nuevos Soles" are to the legal tender currency of Peru.

                                   ARTICLE II

                                SALE AND PURCHASE

2.1      SALE AND PURCHASE

         In reliance on the representations, warranties and covenants contained herein and subject to the terms and conditions hereof, simultaneously on the Closing Date (unless a different date is specified):

         (a) Transfer of JVC Common Stock. In consideration for the transactions contemplated hereby, Motorola, Benalcazar and Manuel Diego Aramburu Yzaga agree to make the following transfers:

                  (i) To Nextel. On or prior to the Closing Date, Motorola shall transfer 620 shares of JVC Common Stock to Nextel, Manuel Diego Aramburu Yzaga shall transfer one share of JVC Common Stock to Nextel, and Benalcazar shall transfer 780 shares of JVC Common Stock to Nextel.

                  (ii) Waiver of Rights of First Refusal. Motorola, Benalcazar or Manuel Diego Aramburu Yzaga, as the case may be, shall cause any Person who may have rights of first refusal in connection with the sales and purchases contemplated by clause 2.1(a)(i) above to have waived such rights.

         (b) Capital Increase. The JVC's shareholders shall approve an increase in its capital stock for the Nuevos Soles equivalent (calculated at the Banco Credito del Peru exchange rate for the sale of U.S. dollars as of the Closing Date (the "ForEx Rate") of $39,800,000, effective upon the earlier of the effectiveness of the Legal Stability Agreements and the six-month anniversary of the Closing Date (the "Capital Increase"), which shall be subscribed and paid for as follows:

                  (i) Motorola shall transfer or cause to be transferred to the JVC 2,777,374 participaciones sociales (including certain participaciones sociales that have been authorized but not yet formally issued) representing all but one of the outstanding participaciones sociales of the capital stock of Dualcom and 6,074,665 shares (including certain shares that have been authorized but not yet formally issued) representing all but one of the outstanding shares of the capital stock of Radionet (such participaciones sociales of Dualcom and shares of Radionet having an agreed upon aggregate valuation of the Nuevos Soles equivalent (calculated at the ForEx Rate) of $4,816,000) and the Nuevos Soles equivalent (calculated at the ForEx Rate) of $3,144,000 in cash, and in exchange therefor the JVC shall issue Motorola two promissory notes and each of Manuel Diego Aramburu Yzaga and Manuel Aramburu Yrigoyen one promissory note, such four promissory notes being in the aggregate amount of $7,960,000, automatically convertible into shares of JVC Common Stock such that Motorola shall own 19.95% of the capital stock of the JVC on a fully diluted basis upon the earlier of effectiveness of the Legal Stability Agreements and the six-month anniversary of the Closing Date; provided, that the parties acknowledge that because certain of the participaciones sociales of Dualcom and certain of the shares of Radionet are in the process of being registered with the Public Registry in Peru, the formal issuance of such participaciones sociales of Dualcom and such shares of Radionet and the subsequent transfer thereof to the JVC shall not be completed until immediately following such registration.

                  (ii) Motorola shall transfer to Radionet one participacion social of Dualcom and shall transfer to General Radio one share of Radionet.

                  (iii) Benalcazar shall transfer or cause to be transferred to the JVC 7,889 shares representing 35.6% of the outstanding shares of the capital stock of General Radio, less one share, and 234,888 shares representing 35.6% of the outstanding shares of the capital stock of Master Communications, less one share (such shares of General Radio and Master Communications having an agreed upon valuation of the Nuevos Soles equivalent (calculated at the ForEx Rate) of $3,980,000), and in exchange therefor the JVC shall issue Benalcazar a promissory note in the amount of $3,980,000 automatically convertible into shares of JVC Common Stock such that Benalcazar shall own 10.00% of the capital stock of the JVC on a fully diluted basis upon the earlier of effectiveness of the Legal Stability Agreements and the six-month anniversary of the Closing Date; in addition, Benalcazar shall transfer or cause to be transferred to Master Communications all shares of Mastercom Trunking, less one, that are not already owned by Master Communications.

                  (iv) Benalcazar shall transfer to Radionet one share of each of General Radio, Master Communications and Mastercom Trunking.

                  (v) Nextel shall transfer or cause to be transferred to the JVC an aggregate of the Nuevos Soles equivalent (calculated at the ForEx Rate) of $27,860,000 in cash (payable in installments in accordance with Section 2.1(b)(vi)), and in exchange therefor the JVC shall issue Nextel from time to time upon receipt of each installment payment promissory notes in an aggregate amount of up to $27,860,000 automatically convertible into shares of JVC Common Stock such that, taking into account all promissory notes issued pursuant to this clause
         (v) and all additional payments required to be made pursuant to Exhibit 2.1(b)(vi), Nextel shall own 70.05% of the capital stock of the JVC on a fully diluted basis upon the earlier of effectiveness of the Legal Stability Agreements and the six-month anniversary of the Closing Date.

                  (vi) Nextel shall subscribe for one hundred percent of the capital contribution set forth in Section 2.1(b)(v) but shall pay to the JVC such cash on the payment schedule attached hereto as Exhibit 2.1(b)(vi); provided, however, that Nextel shall make such cash payments prior to the dates set forth in such exhibit if the JVC requires cash earlier, as determined by the Board of Directors of the JVC.

                  (vii) Each of Radionet and General Radio agrees to set in usufruct all shares or participaciones sociales of the JVC Subsidiaries held by it, as applicable, in the form attached hereto as Exhibit 2.1(b)(vii) and agrees to execute the appropriate public deeds or such other documents for the registration thereof with the relevant Public Registry or Shareholder Registry, as the case may be.

                  (viii) If because of fluctuations in foreign exchange rates, the sum of Nextel's payments to the JVC in accordance with Exhibit 2.1(b)(vi), after converting such amounts into Nuevos Soles, and the payments and stock transfers made by Motorola and Benalcazar pursuant to this Section 2.1(b) (such sum being referred to as the "Contributed Capital") is greater than the authorized capital of the JVC after giving effect to the Capital Increase, each of the parties hereto agrees to authorize an increase in the capital of the JVC to cover such excess and to issue without additional consideration such new share capital of the JVC to Nextel, Motorola and Benalcazar such that after such issuance, their relative ownership of the JVC shall be identical to the relative ownership set forth in Section 2.1(a). If because of fluctuations in foreign exchange rates, the Contributed Capital is less than the authorized capital of the JVC after giving effect to the Capital Increase, each of Motorola and Benalcazar agree, on a pro rata basis, to transfer without additional consideration shares of Common Stock of the JVC to Nextel such that after such transfer the relative ownership of the JVC shall be identical to the relative ownership set forth in Section 2.1(a).

         (c)      Sale and Purchase.

                  (i) Purchase by the JVC of shares of General Radio and Master Communications. Benalcazar shall sell, deliver, transfer and convey to the JVC 14,273 shares representing 64.4% of the outstanding shares of the capital stock of General Radio and 424,911 shares representing 64.4% of the outstanding shares of the capital stock of Master Communications, and the JVC shall pay Benalcazar $7,204,000 in full consideration for such shares and in full consideration for the transfer by Benalcazar or any other shareholder of Mastercom Trunking of shares of Mastercom Trunking to Master Communications. Immediately following such sale, the JVC shall own all but one share of the outstanding capital stock of General Radio and all but one share of the outstanding capital stock of Master Communications, which in turn owns 100% of the outstanding capital stock of Mastercom Trunking, less one share.

                  (ii) Waiver of Rights of First Refusal. Benalcazar shall cause any Person who may have rights of first refusal in connection with each of the sales and purchases contemplated by clause (i) above to have waived such rights to the satisfaction of the other parties hereto.

         (d) JVC Corporate Governance. On or prior to the Closing Date, Motorola, Nextel and Benalcazar shall cause the JVC to amend its By-laws to be substantially in the Spanish language version of the form attached hereto as
Exhibit 2.1(d), to be filed with the competent commercial registry, and such amended By-laws shall be the By-laws of the JVC after the Closing Date and, to the extent possible, the Shareholders' Agreement substantially in the form attached hereto as Exhibit 8.5.

         (e) Taxes. Benalcazar shall pay any and all Taxes relating to the income to Benalcazar resulting from the sale by Benalcazar of shares of the capital stock of Master Communications and General Radio to the JVC.

2.2      CLOSING

         (a) The closing of the transactions contemplated by Section 2.1 (the "Closing") shall take place on January 29, 1998 or on another date mutually agreed by the parties, following satisfaction or waiver of the conditions to the Closing set forth in Articles IX and X (the "Closing Date") at the offices of Nextel International in Seattle, Washington or at such other place or time as the parties hereto may agree.

         (b) On or promptly after the Closing Date:

                  (i) Nextel, Motorola and Benalcazar shall pay to the JVC the amounts referred to in Section 2.1(b);

                  (ii) The JVC shall deliver to Benalcazar the cash purchase price referred to in Section 2.1(c) in accordance with the written instructions of Benalcazar delivered to the parties hereto at least two business days prior to Closing;

                  (iii) The JVC shall: (A) register or cause the transfers referred to in Section 2.1(a) to be registered in the JVC's stock registry and transfer book and (B) issue and deliver to Nextel, Motorola and Benalcazar the promissory notes referred to in Section 2.1(b);

                  (iv) Benalcazar shall (A) duly register or cause due registration of the sales and transfers referred to above in General Radio's, Master Communications' and Mastercom Trunking's stock registry and transfer books; and (B) duly issue or cause due issuance of the share certificates representing such sales and transfers;

                  (v) Motorola shall (A) duly register or cause due registration of the transfers referred to above in Radionet's and Dualcom's stock registry and transfer books; and (B) duly issue or cause due issuance of the share certificates for Radionet representing such transfers;

                  (vi) Benalcazar, Nextel and Motorola shall hold a unanimous shareholders assembly of the JVC in order to approve the Capital Increase and the amended and restated by-laws of the JVC;

                  (vii) The JVC shall execute a public deed of by-laws amendment and shall cause such public deed to be filed at the Public Registries of Lima;

                  (viii) Each of Motorola, Benalcazar and the JVC shall enter into the Pledge Agreements in the forms attached hereto as Exhibit 8.15;

                  (ix) Each of Benalcazar, Motorola and Nextel shall endorse and deliver any promissory notes issued pursuant to Section 2.1(b) to the JVC for purposes of subscribing and paying for the Capital Increase; and

                  (x) Each of Radionet and General Radio shall set in usufruct all shares or participaciones sociales of the JVC Subsidiaries held by it, as applicable, in the form attached hereto as Exhibit 2.1(b)(vii), and Dualcom shall execute the appropriate public deeds for the registration thereof with the relevant Public Registry.

         (c) Promptly after the later to occur of the effectiveness of the Legal Stability Agreements and the six-month anniversary of the Closing Date, the JVC shall execute a public deed of capital increase with respect to the Capital Increase and shall cause such public deed to be filed at the Public Registries of Lima, and promptly after due registration of the Capital Increase with the Public Registries of Lima, the JVC shall issue share certificates representing the new shares referred to in Section 2.1(b).

2.3      POST-CLOSING ADJUSTMENTS

         (a)      Closing Balance Sheet

                  (i) As promptly as practicable, but no later than 30 days after the Closing Date, the JVC shall cause Deloitte & Touche LLP to provide to Nextel, Motorola and Benalcazar a statement (the "Closing Balance Sheet") as to whether the JVC and the JVC Subsidiaries, taken as a whole, had a net current account deficit (current assets less current liabilities) or long-term liabilities, after taking into account appropriate reserves against current assets of the JVC and the JVC Subsidiaries, taken as a whole, (together, "Closing Indebtedness") as of the Closing Date, together with detailed support with respect to the JVC and each JVC Subsidiary for such calculation.

                  (ii) To the extent that the Closing Balance Sheet indicates that there is Closing Indebtedness, Motorola shall be liable to pay to the JVC any such Closing Indebtedness that relates to Radionet and Dualcom and Benalcazar shall be liable to pay to the JVC any such Closing Indebtedness that relates to Master Communications, Mastercom Trunking and General Radio; provided that Motorola and Benalcazar shall each be jointly and severally liable to pay to the JVC any such Closing Indebtedness, which repayments shall be made in cash within 20 days of the JVC's delivery of the Closing Balance Sheet; provided that any Closing Indebtedness that is being disputed in accordance with Sections 2.3(a)(iii) and (iv) need not be repaid until settlement of such dispute, but only to the extent of such dispute. Any such repayments shall be increased to offset any taxes due as a result of such repayment.

                  (iii) If any of Nextel, Motorola or Benalcazar disagrees with Deloitte & Touche LLP's calculation of the Closing Indebtedness (the "Disagreeing Party"), the Disagreeing Party may, within 15 days of the delivery of the Closing Balance Sheet, deliver a notice to the JVC disagreeing with such calculation and setting forth its calculation. Any such notice of disagreement shall specify those items or amounts as to which the Disagreeing Party disagrees, and such party shall be deemed to have agreed with all other items and amounts contained in the Closing Balance Sheet and the calculation of the Closing Indebtedness delivered pursuant to Section 2.3(a)(ii).

                  (iv) If a notice of disagreement shall be delivered by the Disagreeing Party pursuant to Section 2.3(a)(iii), the Disagreeing Party and the JVC shall, during the 15 days following such delivery, use their best efforts to reach agreement on the disputed items or amounts in order to determine, as may be required, the amount of the Closing Indebtedness, which amount shall be between the amount shown in the JVC's calculations delivered pursuant to Section 2.3(a)(ii) and the amount shown in the Disagreeing Party's calculation delivered pursuant to Section 2.3(a)(iii). If, during such period, the Disagreeing Party and the JVC are unable to reach such agreement, they shall promptly thereafter cause an independent accounting firm of internationally recognized standing reasonably satisfactory to the Disagreeing Party and the JVC (which shall not have any material relationship with any such entities or any of their Affiliates (the "Accountants")), promptly to review this Agreement and the disputed items or amounts for the purpose of calculating the Closing Indebtedness. The JVC, Motorola and Benalcazar shall provide all detailed documentation necessary to support the computation underlying the JVC's calculation of the Closing Indebtedness. In making such calculation, the Accountants shall consider only those items or amounts in the Closing Balance Sheet or the JVC's calculation of the Closing Indebtedness as to which the Disagreeing Party has disagreed. The Accountants shall deliver to all parties, as promptly as practicable, a report setting forth such calculation. Such report shall be final and binding upon all parties. The cost of such review and report shall be borne (i) by the Disagreeing Party, if the difference between the Closing

Indebtedness and the Disagreeing Party's calculation of the Closing Indebtedness delivered pursuant to Section 2.3(a)(iii) is greater than the difference between the Closing Indebtedness and the JVC's calculation of the Closing Indebtedness delivered pursuant to Section 2.3(a)(ii), (ii) by the JVC if the first such difference is less than the second such difference, and (iii) otherwise equally by the Disagreeing Party, on the one hand and by the JVC, on the other hand.

                  (v) The JVC, Motorola and Benalcazar each agree that they will, and agree to cause their respective independent accountants, and the JVC Subsidiaries to, cooperate and assist in the Accountants' review of the Closing Balance Sheet and the Closing Indebtedness, including, without limitation, the making available to the extent necessary of books, records, work papers and personnel.

         (b)      Net Rental Radio Expenditures Adjustment.

                  (i) No later than 20 days after the Closing Date, each of Motorola and Benalcazar shall provide written notice to the other parties hereto of Net Rental Radio Expenditures made by the JVC Subsidiaries from October 10, 1997 through the Closing Date; provided, however, that Motorola shall provide notice of the Net Rental Radio Expenditures only as to Radionet and Dualcom (the "Motorola Net Rental Radio Expenditures") and Benalcazar shall provide notice of the Net Rental Radio Expenditures only as to General Radio, Master Communications and Mastercom Trunking (the "Benalcazar Net Rental Radio Expenditures"). Failure to provide such notice shall result in the applicable Net Rental Radio Expenditures amount being deemed to be zero.

                  (ii) The Motorola Net Rental Radio Expenditures and the Benalcazar Net Rental Radio Expenditures shall be deemed to be additional capital contributions of Motorola and Benalcazar, respectively, to the JVC. Each of Nextel, Motorola (as required) and Benalcazar (as required) agree to make an additional capital contribution to the JVC based on the following ownership percentages: Nextel, 70.05%; Motorola, 19.95%; and Benalcazar, 10%. Such additional capital contribution amounts shall be calculated by establishing a baseline capital contribution amount by dividing the Motorola Net Rental Radio Expenditures by two (the "Adjusted Motorola Net Rental Radio Expenditures") and taking the higher of the Adjusted Motorola Net Rental Radio Expenditures and the Benalcazar Net Rental Radio Expenditures. If the Benalcazar Net Rental Radio Expenditures is higher, each other party shall make an additional capital contribution (based on the foregoing percentages) such that the Benalcazar Net Rental Radio Expenditures shall equal 10% of the total additional capital contribution amount (including the Benalcazar Net Rental Radio Expenditures). If the Adjusted Motorola Net Capital Contribution is higher, each other party shall make an additional capital contribution (based on the foregoing percentages) such that the Motorola Net Rental Radio Expenditures shall equal 19.95% of the total additional capital contribution amount (including the Motorola Net Rental Radio Expenditures).

                  (iii) As promptly as practicable, but no later than 30 days after the Closing Date, the JVC shall cause Deloitte & Touche LLP to review the calculations of Motorola Net

Rental Radio Expenditures and Benalcazar Net Rental Radio Expenditures and to provide a statement reflecting such calculations. Such additional capital contributions shall be made in cash within 20 days of the delivery by Deloitte & Touche LLP of the statement required by the preceding sentence, except that the Motorola Net Rental Radio Expenditures and the Benalcazar Net Rental Radio Expenditures shall constitute part of the additional capital contribution of Motorola and Benalcazar, respectively.

                  (iv) Such additional capital contributions shall be promptly converted into shares of JVC Common Stock and the JVC shall issue share certificates to the Shareholders therefor.

                                   ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF MOTOROLA AND BENALCAZAR

         To induce Nextel, Motorola and Benalcazar to enter into and perform their respective obligations under this Agreement, except as set forth on the schedules attached hereto, Motorola represents and warrants to Nextel and Benalcazar and Benalcazar represents and warrants to Nextel and Motorola as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing as provided in Section 10.7) all as follows in this
Article III; provided, however, that to the extent such representations and warranties are made as to Motorola, such representations and warranties shall be deemed to be made solely by Motorola and to the extent such representations and warranties are made as to Benalcazar, such representations and warranties shall be deemed to be made solely by Benalcazar; provided, further, that to the extent such representations and warranties are made as to the JVC Subsidiaries, such representations and warranties shall be deemed to be made only as to Dualcom and Radionet to the extent made by Motorola and such representations and warranties shall be deemed to be made only as to Master Communications, Master Trunking and General Radio to the extent made by Benalcazar; provided, further, that to the extent that such representations are made as to Master Communications, such representations and warranties shall be made only as of the Closing Date and not as of the date hereof.

3.1      ORGANIZATION, GOOD STANDING, ETC.

         Each of the JVC and each of the JVC Subsidiaries is a corporation duly organized and validly existing under the laws of Peru. The JVC and the JVC Subsidiaries have all corporate or limited liability company power and authority required to own, operate and lease, except as set forth in Schedule 3.1, their respective properties and assets and to carry on their respective businesses as now conducted, except where such failure to have corporate or limited liability company power and authority could not reasonably be expected to have a material adverse effect on the JVC and the JVC Subsidiaries, taken as a whole. Neither the JVC nor the JVC Subsidiaries are doing business outside of Peru. Immediately following the consummation of the transactions set forth in this Agreement, the JVC shall own, directly or indirectly, 100%, less one share, of the capital stock of each of the JVC Subsidiaries free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock).

3.2      AUTHORIZATION, DUE EXECUTION AND BINDING EFFECT

         Except as specifically contemplated in this Agreement to occur on or after the Closing Date, all corporate action on the part of the JVC necessary to authorize and perform the Transaction Agreements and the transactions contemplated hereby and thereby has been taken. The Transaction Agreements have been duly executed and delivered by the JVC and are legal, valid and binding obligations of the JVC enforceable in accordance with their respective terms.

3.3      NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

         Except as listed on Schedule 3.3 and except where a violation could not reasonably be expected to have a material adverse effect on the JVC and the JVC Subsidiaries, taken as a whole, the execution, delivery and performance of the Transaction Agreements by the JVC and the consummation of the transactions contemplated hereby and thereby, including, but not limited to, the issuance of shares of the JVC Common Stock, do not and will not (a) violate the By-laws or other organizational documents of the JVC or the JVC Subsidiaries, (b) constitute a violation (with or without the giving of notice or lapse of time, or both) of any law, rule, regulation, judgment, injunction, order or decree applicable to the JVC or the JVC Subsidiaries, (c) require any consent, approval or authorization of any Person, governmental authority or other organization or entity, (d) result in a default under, an acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, or in any other way materially affect the rights of the JVC or the JVC Subsidiaries under, any material agreement, lease, note or other restriction, encumbrance, obligation or liability to which the JVC or the JVC Subsidiaries are a party or by which the JVC or the JVC Subsidiaries are bound or to which the assets (whether real or personal, tangible or intangible) of the JVC and the JVC Subsidiaries (the "JVC Assets") are subject, (e) result in the creation or imposition of any Lien on any of the JVC Assets or (f) have any adverse effect on any of the Concessions (as defined below), including but not limited to the interconnect rights set forth in the Concessions, licenses or other SMR rights of the JVC or the JVC Subsidiaries. The JVC has provided or made available to Nextel true and complete copies of all corporate and organizational documents of the JVC and the JVC Subsidiaries, and there has been no change to any such documents since the date such documents were provided except as described on
Schedule 3.3.

3.4      CONCESSIONS, LICENSES, PERMISSIONS, PERMITS, AUTHORIZATIONS, ETC.

         Each of the JVC Subsidiaries (other than Master Communications) has entered into concession contracts (the "Concessions") with Peru to install and operate SMR services and, except as set forth on Schedule 3.4, has obtained all currently required material governmental approvals, authorizations, licenses, orders, permissions, registrations and permits of all agencies, whether local or national, including, but not limited to, all approvals, authorizations, licenses, orders, permissions, registrations and permits currently required for installing, using and operating the Channels. The JVC Subsidiaries are not in default of any of their obligations under the terms of their respective Concessions (including but not limited to any required buildout or loading dates), and all such Concessions are valid and in force, except as set forth on
Schedule 3.4 and where the failure to have any such valid Concession in force could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the JVC and the JVC Subsidiaries, taken as a whole. Except as listed on Schedule 3.4, as of the date hereof no additional payments or fees of any kind are required to be paid to governmental authorities to conduct the Business as presently conducted. Except as listed on Schedule 3.4, as of the date hereof all tax obligations generally applicable to the Concessions and other payments or fees required to be paid to governmental authorities to conduct the Business have been paid in a timely manner.

3.5      CAPITALIZATION OF THE JVC AND OWNERSHIP OF THE JVC CAPITAL STOCK

         As of the date hereof and immediately prior to Closing, there are 2,000 authorized, issued and outstanding shares of S/.1.00 each of the JVC Common Stock. Motorola, Manuel Diego Aramburu Yzaga and Benalcazar are the record and legal owners of the JVC Common Stock owned by them, as disclosed on Schedule 3.5, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of any such capital stock). All outstanding shares of the JVC Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as described on Schedule 3.5 or as otherwise contemplated by this Agreement, there are no outstanding (a) shares of JVC Common Stock or other voting securities of the JVC, (b) securities of the JVC convertible into or exchangeable for shares of JVC Common Stock or other voting securities of the JVC, or (c) options or other rights or obligations to acquire from the JVC, or other obligations of the JVC to issue, any shares of JVC Common Stock, voting securities or securities convertible into or exchangeable for shares of JVC Common Stock or voting securities of the JVC. Schedule 3.5 contains a true and complete list of the jurisdiction of organization, type of entity, capitalization and voting rights of the JVC. Immediately prior to Closing, the JVC has no subsidiaries and at Closing the JVC will have no subsidiaries other than the JVC Subsidiaries and, except for the JVC Subsidiaries, will not own or have any option or right to acquire more than 5% of the equity securities of any Person.

3.6 CAPITALIZATION OF THE JVC SUBSIDIARIES AND OWNERSHIP OF THE CAPITAL STOCK OF THE JVC SUBSIDIARIES

         Schedule 3.6 sets forth, as of the date hereof, the number of authorized, issued and outstanding shares of the capital stock and participaciones sociales, as applicable, of each of the JVC Subsidiaries. Immediately prior to the Closing, Motorola is the record and legal owner directly and through Mr. Manuel Diego Aramburu Yzaga and Mr. Manuel Aramburu Yrigoyen of 100% of the capital stock of Radionet and the record and legal owner directly and through Mr. Manuel Diego Aramburu Yzaga and Mr. Manuel Aramburu Yrigoyen of 100% of the participaciones sociales of Dualcom. Immediately prior to the Closing, Benalcazar is the record and legal owner directly and through Mr. Juan Manuel Benalcazar Tabja and Mr. Javier Sanchez Benalcazar of 100% of the capital stock of Master Communications, the record and legal owner directly and through Mr. Guy Figueroa Takoen and Ms. Beatriz Sebastiani Pozu of 100% of the capital stock of General Radio. Immediately prior to the Closing, Master Communications is the record and legal owner, directly and through Mr. Juan Manuel Benalcazar and Mr. Javier Sanchez Benalcazar of 100% of the capital stock of Mastercom Trunking. All outstanding shares of the capital stock of the JVC Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. Except as described on
Schedule 3.6 or as otherwise contemplated by this Agreement, there are no outstanding (a) shares of capital stock of the JVC Subsidiaries or other voting securities of the JVC Subsidiaries, (b) securities of the JVC Subsidiaries convertible into or exchangeable for shares of capital stock of the JVC Subsidiaries or other voting securities of the JVC Subsidiaries, or (c) options or other rights or obligations to acquire from the JVC Subsidiaries, or other obligations of the JVC Subsidiaries to issue, any shares of capital stock of the JVC Subsidiaries, voting securities or securities convertible into or exchangeable for shares of capital stock of the JVC Subsidiaries or voting securities of the JVC Subsidiaries. Schedule 3.6 contains a true and complete list of the jurisdiction of organization, type of entity, attorney-in-fact (if any), delegate manager (if any), capitalization and voting rights of the JVC Subsidiaries. Except for Master Communications' ownership of Mastercom Trunking, none of the JVC Subsidiaries has any subsidiaries and none of the JVC Subsidiaries owns or has any option or right to acquire more than 5% of the equity securities of any Person.

3.7      FINANCIAL STATEMENTS

         Motorola has previously delivered to Nextel balance sheets and income statements of Dualcom and Radionet as of and for the ten months ended October 31, 1997 and Benalcazar has previously delivered to Nextel balance sheets and income statements of (i) General Radio as of and for the ten months ended October 31, 1997 and (ii) Master Communications as of and for the year-to-date period ended November 19, 1997 and for the year ended December 31, 1996 (collectively, the "Financial Statements"). The Financial Statements present fairly the financial position and results of operations of the JVC Subsidiaries as of the dates and for the periods indicated therein; provided, however, that the Financial Statements may be subject to normal year-end adjustments of a type consistent with prior years and do not include footnotes. The Financial Statements are attached as Exhibit 3.7. All Financial Statements for Master Communications are pro forma taking into account the division of Master Communications referenced in Section 8.9.

3.8      ABSENCE OF CERTAIN CHANGES

         Since October 31, 1997 (except with respect to Master Communications, since November 19, 1997), except as contemplated by this Agreement, and except as listed on Schedule 3.8, the Business has been conducted in the ordinary course consistent with past practices and there has not been:

         (a) any declaration, setting aside or payment of any dividend or other distribution, whether in cash or securities, with respect to any shares of the JVC Common Stock, or any repurchase, redemption or other acquisition by Motorola, Benalcazar or the JVC of any outstanding shares of JVC Common Stock or other securities of, or other ownership interests in, the JVC;

         (b) any amendment of any material term of any outstanding security of the JVC or the JVC Subsidiaries;

         (c) any incurrence, assumption or guarantee by the JVC or the JVC Subsidiaries of any indebtedness for borrowed money;

         (d) any creation or assumption by the JVC or the JVC Subsidiaries of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

         (e) any making of any loan, advance or capital contributions to or investment in any Person by the JVC or the JVC Subsidiaries;

         (f) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the Business or the JVC Assets that, individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect on the Business;

         (g) any transaction or commitment made, or any contract or agreement entered into, by Motorola (or an Affiliate thereof), Benalcazar (or an Affiliate thereof) or the JVC relating to the JVC Assets or the Business (including the acquisition or disposition of any assets) or any relinquishment by Motorola, Benalcazar, the JVC or the JVC Subsidiaries of any contract or other right, in either case, material to the JVC and the JVC Subsidiaries, taken as a whole, other than transactions and commitments in the ordinary course of business consistent with past practices or contemplated by this Agreement;

         (h) any change in any method of accounting or accounting practice by the JVC or the JVC Subsidiaries;

         (i) any (i) employment, deferred compensation, severance, retirement or other similar agreement entered into by the JVC or the JVC Subsidiaries with any director, officer or employee thereof or consultant thereto (or any amendment to any such existing agreement), (ii) grant of any severance or termination pay to any director, officer or employee of or consultant to the JVC or the JVC Subsidiaries or (iii) change in compensation or other benefits payable to any director, officer or employee of or consultant to the JVC or the JVC Subsidiaries pursuant to any severance or retirement plans or policies thereof; or

         (j) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the JVC or the JVC Subsidiaries, which employees were not subject to a collective bargaining agreement as of October 31, 1997, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of the JVC or the JVC Subsidiaries.

3.9      LIABILITIES

         There are no long-term liabilities of the JVC or the JVC Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that are required by U.S. GAAP to be reflected in a balance sheet or in the notes thereto, and there is no existing condition, situation or set of circumstances that is reasonably likely to result in such a liability, other than liabilities disclosed on Schedule 3.9. Except as disclosed on Schedule 3.9, none of the liabilities of the JVC or the JVC Subsidiaries are past due, and all such liabilities were incurred in the ordinary course of business on terms consistent with past practice.

3.10     INTERCOMPANY TRANSACTIONS

         Except as disclosed on Schedule 3.10, there are no intercompany balances, and there are no and, there have not been any intercompany transactions, between Motorola, Benalcazar or any Affiliate thereof, on the one hand, and the JVC or the JVC Subsidiaries, on the other hand.

3.11     TAXES

         The JVC and the JVC Subsidiaries and any predecessor of the foregoing have accurately prepared in all material respects and duly filed with the appropriate Peruvian national, regional, departmental, provincial, local and foreign taxing authorities (the "Tax Authorities") all tax returns, information returns and reports that are, individually and in the aggregate, material and are required to be filed on or before the date hereof with respect to the JVC and the JVC Subsidiaries, and, except as disclosed on Schedule 3.11, have paid in full or made adequate provision for the payment of all material Taxes. Except as disclosed on Schedule 3.11, neither the JVC nor the JVC Subsidiaries is delinquent in the payment of any material Taxes owed by it, and no deficiencies have been assessed or threatened with respect to any Taxes owed by it. Neither the JVC nor any of the JVC Subsidiaries has requested or received from any Tax Authorities any extensions or tolling arrangements with respect to any Taxes or is subject to any open or threatened audits by any Tax Authorities.

3.12     JVC ASSETS

         (a) Motorola and Benalcazar, as applicable, have delivered or made available to Nextel true and complete copies of all material leases, subleases, rental agreements, contracts of sale or licenses of any portion of the personal property owned, leased or rented by the JVC Subsidiaries as of the date hereof (the "JVC Personal Property"). Immediately following consummation of the transactions set forth in this Agreement, the JVC, through its ownership of the JVC Subsidiaries, will have legal ownership of or other legal rights to use all property used in the conduct of the Business as presently conducted. Schedule 3.12(a) lists all owned JVC Personal Property and all leased or rented JVC Personal Property with a monthly lease or rental payment (or annual lease payment pro-rated on a monthly basis) in excess of the Nuevos Soles equivalent of $5,000.

         (b) Except as listed on Schedule 3.12(b), none of the JVC or the JVC Subsidiaries owns, leases or uses any material real property.

         (c) Each material lease, license, rental agreement, contract of sale or other agreement to which any of the JVC Assets are subject is valid and in good standing in all material respects; the JVC and the JVC Subsidiaries have performed all material obligations imposed upon them thereunder, and neither the JVC, the JVC Subsidiaries nor, to the knowledge of Motorola or Benalcazar, any other party thereto is in material default thereunder in any material respect, nor is there any event that with or without the giving of notice or lapse of time, or both, would constitute a material default thereunder by the JVC, the JVC Subsidiaries or any other party thereto. None of the JVC or the JVC Subsidiaries has received notice, and none of the JVC or the JVC Subsidiaries is otherwise aware, that any party to any such lease, license, rental agreement, contract of sale or other agreement intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder. None of the JVC Assets are subject to any lease, license, contract of sale or other agreement that is reasonably likely to have a material adverse effect upon the business, properties or financial condition of the JVC and the JVC Subsidiaries, taken as a whole.

         (d) Except as listed on Schedule 3.12(d), the JVC Assets are free and clear of all Liens other than landlord's Liens, Liens for taxes not yet due or other immaterial Liens arising in the ordinary course of business (collectively, "Permitted Liens") and, other than leased JVC Assets, the JVC or the JVC Subsidiaries have good and marketable title thereto. Except as set forth on
Schedule 3.12(d), the JVC or the JVC Subsidiaries have valid leasehold interests in all leased JVC Assets.

         (e) No Person has any right of first refusal or option to acquire any interest in the JVC Assets or any part thereof, and none of the JVC or the JVC Subsidiaries have sold or contracted to sell the JVC Assets or any part thereof or interest therein other than as set forth herein.

3.13     CHANNELS

         The JVC Subsidiaries hold Concessions for the Channels, as listed on
Schedule 3.13. The JVC has provided or made available to Nextel a true and complete copy of each Concession. Schedule 3.13 sets forth the Concession pursuant to which each Channel was granted, the geographic location of such Channel, the number of such Channel, the dates of grant and expiration of the Concession with respect to such Channel, any required buildout or loading dates, and the status thereof, with respect to such Channel, the number of subscribers using the Channels in such location as of October 31, 1997, and, to the extent known, the nature of any frequency interference with the use of such Channel and any Channel blockage by third parties with respect to the use of such Channel.
Schedule 3.13 additionally lists all such information with respect to any channels for which any of the JVC Subsidiaries have applied for but not yet received a concession (the "Applied Channels") and any channels which have been reserved to any of the JVC Subsidiaries in accordance with the terms of their respective concessions (the "Reserved Channels"). Except as set forth on
Schedule 3.13, all commercially reasonable action that is necessary to preserve the rights to any Concessions, Channels, Applied Channels or Reserved Channels has been taken or is being taken.

         The JVC Subsidiaries have the legal right to interconnect the Channels to the public service networks (which as of the date hereof include, but are not limited to, the public telephone and public cellular networks) in Peru to the extent provided in each Concession and under Peruvian law. Except as listed in
Schedule 3.13, the JVC Subsidiaries have not entered into any agreement or understanding with respect to the interconnection of the Channels to the public telephone and public cellular networks in Peru nor have they initiated or conducted negotiations to such effect. To the knowledge of Motorola and Benalcazar, no action has been taken or threatened to be taken by the MTC, OSIPTEL or any other third party that could reasonably be expected to interfere with the interconnection rights of any of the JVC Subsidiaries.

3.14     CONTRACTS

         The JVC has provided or made available to Nextel a true and complete copy of all material contracts to which Motorola or Benalcazar (to the extent such contract relates to the Business) or the JVC or the JVC Subsidiaries are a party, including, without limitation, security agreements, conditional sale agreements and instruments relating to the borrowing of money. Schedule 3.14 lists all such contracts. All such contracts are valid and enforceable and in full force and effect except where the failure to be so could not reasonably be expected to have a material adverse effect on the JVC and the JVC Subsidiaries taken as a whole. Motorola, Benalcazar, the JVC and the JVC Subsidiaries, as the case may be, have performed all material obligations imposed upon it or them thereunder, and there are not, under any of such contracts, any defaults or events of default on the part of Motorola, Benalcazar, the JVC or the JVC Subsidiaries, as the case may be, or to the knowledge of Motorola or Benalcazar, any other party thereto, that could be reasonably expected to materially adversely affect the business, assets, financial condition or business prospects of the JVC and the JVC Subsidiaries, taken as a whole. None of Motorola, Benalcazar, the JVC or the JVC Subsidiaries has received notice, and none of Motorola, Benalcazar, the JVC or the JVC Subsidiaries is otherwise aware, that any party to any such contract intends to cancel, terminate or refuse to renew such contract or to exercise or decline to exercise any option or right thereunder.

3.15     CLAIMS AND LEGAL PROCEEDINGS

         Except as described on Schedule 3.15, there are no claims, actions, suits, arbitrations, proceedings or investigations pending or to the knowledge of Motorola or Benalcazar, threatened relating to the Business, before or by any governmental or nongovernmental department, commission, board, bureau, agency, instrumentality or any other Person. To the knowledge of Motorola or Benalcazar, except as described on Schedule 3.15, there is no existing or pending legislative or regulatory or existing, pending or threatened judicial action by any national, regional, departmental, provincial or local entity in Peru that could reasonably be construed or expected to deny or materially hinder the right of the JVC or the JVC Subsidiaries to use the Channels for their intended purpose under the applicable Concession or the ability of the JVC or the JVC Subsidiaries to interconnect to the public telephone or public cellular network, to reuse the same frequency in each licensee's geographic area or to employ the iDEN technology in the Channels. There are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which Motorola, Benalcazar, the JVC or the JVC Subsidiaries is a party that involve the transactions contemplated hereby or that could, individually or in the aggregate, reasonably be expected to have a material adverse effect upon the business, assets, or financial condition or business prospects of the JVC and the JVC Subsidiaries, taken as a whole.

3.16     LABOR MATTERS

         (a) Except as set forth on Schedule 3.16, there are no material disputes, employee grievances, disciplinary actions or legal actions pending or to the knowledge of Motorola or Benalcazar threatened between the JVC or the JVC Subsidiaries and any of its current or former employees or independent contractors and no basis for any such claims under Peruvian law. Except as set forth on Schedule 3.16, the JVC and the JVC Subsidiaries have complied in all material respects with all provisions of all applicable laws in Peru relating to the employment of labor and have no liability for any arrears of wages, profit sharing, compensation for termination of services, vacations, pension fund payments, social security payments or taxes or penalties for failure to comply with any such laws, including but not limited to in connection with work performed by independent contractors. There are no organizational efforts presently being made or threatened by or on behalf of any labor union with respect to any of the employees of the JVC or the JVC Subsidiaries.

         (b) Except as specifically set forth on Schedule 3.16, none of the JVC or the JVC Subsidiaries is a party to any:

             (i) management, employment or other contract providing for the employment or rendition of executive services;

             (ii) employment contract that is not terminable without penalty by the JVC or the JVC Subsidiaries on 30 days' notice;

             (iii) bonus, incentive, deferred compensation, severance pay, pension, profit-sharing, retirement, stock purchase, stock option, employee benefit or similar plan, agreement or arrangement;

             (iv) collective bargaining agreement or other agreement with any labor union or other employee organization (and no such agreement is currently being requested by, or is under discussion by management with, any group of employees or others); or

             (v) other employment contract or other compensation agreement or arrangement, oral or written, affecting or relating to current or former employees of the JVC or the JVC Subsidiaries.

         (c) All such contracts and other agreements and arrangements set forth on Schedule 3.16 are valid and in full force and effect, the JVC and the JVC Subsidiaries have performed all material obligations imposed upon them thereunder, and there are, under any of such contracts, agreements or arrangements, no defaults or events of default by the JVC, the JVC Subsidiaries or any other party thereto that could be reasonably expected to materially adversely affect the business, assets, financial condition or business prospects of the JVC and the JVC Subsidiaries, taken as a whole, or that could reasonably be expected to materially adversely affect the relationship of the JVC or the JVC Subsidiaries or their Affiliates with any employee of the JVC or the JVC Subsidiaries. Other than as set forth on Schedule 3.16, no employee of the JVC or the JVC Subsidiaries has entered into an employment contract, and no bonus or other compensation of any kind is due to any such employee other than as required by Peruvian labor law.

         (d) From October 31, 1997 to and including the Closing Date, none of the JVC or the JVC Subsidiaries has made any loans to any of its officers or employees or any of the officers or employees of the JVC, the JVC Subsidiaries or their Affiliates.

3.17     CUSTOMERS

         Except as described on Schedule 3.17, none of Motorola, Benalcazar, the JVC or the JVC Subsidiaries has received any customer complaints or expressions of customer dissatisfaction, in writing or orally, of a material nature concerning the service provided by the JVC or the JVC Subsidiaries.

3.18     APPLICABLE LAWS

         Motorola and Benalcazar have complied, and are in compliance, with the U.S. Foreign Corrupt Practices Act with respect to the Business, and the JVC and the JVC Subsidiaries have complied, and are in compliance, with the U.S. Foreign Corrupt Practices Act. Except where noncompliance could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the JVC and the JVC Subsidiaries, taken as a whole, and except to the extent provided on Schedules 3.13 and 3.18, Motorola, Benalcazar, the JVC and the JVC Subsidiaries have complied, and are in compliance, with all other presently existing local and national laws, rules, ordinances, decrees and orders in connection with the operation of the Business as currently conducted or in the case of the JVC and the JVC Subsidiaries applicable to their owned or leased properties. None of Motorola, Benalcazar, the JVC or the JVC Subsidiaries has reasonably been put on notice of any action or omission which could be deemed an unasserted present or past unremedied failure by Motorola, Benalcazar, the JVC or the JVC Subsidiaries, as the case may be, to comply with any such laws, rules, ordinances, decrees and orders, other than actions or omissions which such entity reasonably believes are not failures to comply. None of Motorola, Benalcazar, the JVC or the JVC Subsidiaries or any of their Affiliates has used any funds or given anything of value, directly or indirectly, for contributions, payments, gifts or entertainment or made any expenditures, directly or indirectly, to any government official, political party or candidate for political office to influence such Person or entity in the discharge of his, her or its official duties. Each of the JVC and the JVC Subsidiaries have financial controls and accounting books and records reasonably designed to ensure that such books and records accurately reflect corporate transactions and the disposition of assets to the extent relating to the JVC or the JVC Subsidiaries. None of Motorola, Benalcazar, the JVC or the JVC Subsidiaries has accepted or received any unlawful contributions, payments, gifts or expenditures in connection with the operation of the Business.

3.19     INSURANCE

         The JVC has provided or made available to Nextel true and complete copies of all insurance policies relating to the JVC, the JVC Subsidiaries and the JVC Assets in effect as of the date hereof.

3.20     TRADEMARKS

         (a) The applicable JVC Subsidiaries own, or have full and unrestricted rights within Peru (to the extent available under Peruvian law) to all material trademarks now used by such JVC Subsidiaries as set forth on Schedule 3.20.

         (b) Where registration of the intellectual property listed above is necessary in order to have full and unrestricted rights to such intellectual property, such intellectual property has been duly registered with the proper authorities in Peru.

         (c) A true and complete list of (i) trademark registrations and applications therefor to which the JVC or the JVC Subsidiaries are a party or that are used in the operation of the Business and (ii) any interference actions or adverse claims made or, to the knowledge of Motorola or Benalcazar, threatened in respect thereof and any claims made or, to the knowledge of Motorola or Benalcazar, threatened for alleged infringement thereof are set forth on Schedule 3.20. The JVC and the JVC Subsidiaries, in their operations, do not, to the knowledge of Motorola or Benalcazar, infringe any valid trademark of any other Person. Except as set forth on Schedule 3.20, all agreements listed on Schedule 3.20 are valid and enforceable, the JVC and the JVC Subsidiaries have performed all material obligations imposed upon them thereunder, and neither the JVC, the JVC Subsidiaries nor, to the knowledge of Motorola or Benalcazar, any other party thereto is in default thereunder in any material respect, nor is there any event that with the giving of notice or lapse of time, or both, would constitute a material default thereunder by the JVC, the JVC Subsidiaries or, to the knowledge of Motorola or Benalcazar, any other party thereto. The JVC and the JVC Subsidiaries have not received notice that any party to any such agreement intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder. None of the JVC and the JVC Subsidiaries has entered into any agreement to indemnify any Person against any claim or charge of infringement of any trademarks.

3.21     COMPLIANCE WITH ENVIRONMENTAL LAWS

         None of Motorola, Benalcazar, the JVC or any of the JVC Subsidiaries or, to the knowledge of Motorola or Benalcazar, other Person (including, without limitation, any previous owner, lessee, sublessor or sublessee) has generated, handled, used, manufactured, processed, distributed in commerce, transported, treated, stored, disposed of, or released (or arranged for the transportation, treatment, storage, disposal or release of) petroleum, petroleum products, hazardous waste, hazardous chemicals or substances, toxic chemicals, chemical substances or mixtures, pollutants or contaminants on, at or from any assets or properties owned, leased, subleased or used by the JVC or any of the JVC Subsidiaries in the operation of the Business or on, at or from any real property to which any of the above-listed substances from the above-listed assets or properties were transported, or at or on which they were treated or disposed, in a manner that could reasonably be expected to subject the JVC, any of the JVC Subsidiaries or any shareholder of the JVC to any material liability under any provision of law in existence on or prior to the Closing Date.

3.22     BROKERAGE

         None of Motorola, Benalcazar, the JVC or the JVC Subsidiaries has retained any broker or finder in connection with the transactions contemplated by this Agreement. Any brokerage or finder's fee due to any broker or finder in violation of the foregoing representation shall be paid by Motorola or Benalcazar, as the case may be.

                                   ARTICLE IV

              ADDITIONAL REPRESENTATIONS AND WARRANTIES OF MOTOROLA

         To induce Nextel, Benalcazar and the JVC to enter into this Agreement, Motorola represents and warrants to Nextel, Benalcazar and the JVC as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing as provided in Section 10.7) all as follows in this
Article IV.

4.1      ORGANIZATION, GOOD STANDING, ETC.

         Motorola is a corporation duly organized and validly existing under the laws of the state of Delaware. Motorola has all requisite power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted except where such failure to have corporate power and authority could not reasonably be expected to have a material adverse effect on Motorola.

4.2      AUTHORIZATION, DUE EXECUTION AND BINDING EFFECT

         All corporate action on the part of Motorola necessary to authorize and perform the Transaction Agreements and the transactions contemplated hereby and thereby has been taken. The Transaction Agreements have been duly executed and delivered by Motorola and are legal, valid and binding obligations of Motorola, enforceable in accordance with their respective terms.

4.3      NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

         The execution, delivery and performance of the Transaction Agreements by Motorola and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate the corporate charter or other organizational documents of Motorola, (b) constitute a violation (with or without the giving of notice or lapse of time, or both) of any law, rule, regulation, judgment, injunction, order or decree applicable to Motorola, (c) except as set forth on Schedule 4.3, require any consent, approval or authorization of any Person, governmental authority or other organization or entity or (d) result in a default under, an acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, or in any other way materially affect the rights of Motorola under, any material agreement, lease, note or other restriction, encumbrance, obligation or liability to which Motorola is a party or by which Motorola is bound or to which the assets (whether real or personal, tangible or intangible) of Motorola are subject.

4.4      PERUVIAN SMR SERVICES

         Except for the JVC and the JVC Subsidiaries, neither Motorola nor any of its Affiliates have any other interests, direct or indirect, contingent or pending, in concessions, channels or frequencies licensed for use to provide SMR service in Peru.

                                    ARTICLE V

             ADDITIONAL REPRESENTATIONS AND WARRANTIES OF BENALCAZAR

         To induce Nextel, Motorola and the JVC to enter into this Agreement, Benalcazar represents and warrants to Nextel, Motorola and the JVC as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing as provided in Section 10.7) all as follows in this
Article V.

5.1      CITIZENSHIP; RESIDENCY

         Benalcazar is a citizen and resident of Peru and has the legal capacity to enter into this Agreement and the other Transaction Agreements.

5.2      DUE EXECUTION AND BINDING EFFECT

         All action on the part of Benalcazar necessary to perform the Transaction Agreements and the transactions contemplated hereby and thereby, including without limitation any consent or authorization of Benalcazar's spouse required by Peruvian law, has been taken. The Transaction Agreements have been duly executed and delivered by Benalcazar and are legal, valid and binding obligations of Benalcazar, enforceable in accordance with their respective terms.

5.3      NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

         The execution, delivery and performance of the Transaction Agreements by Benalcazar and the consummation of the transactions contemplated hereby and thereby do not and will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any law, rule, regulation, judgment, injunction, order or decree applicable to Benalcazar, (b) except as set forth on Schedule 5.3, require any consent, approval or authorization of any Person, governmental authority or other organization or entity or (c) result in a default under, an acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, or in any other way materially affect the rights of Benalcazar under, any material agreement, lease, note or other restriction, encumbrance, obligation or liability to which Benalcazar is a party or by which Benalcazar is bound or to which the assets (whether real or personal, tangible or intangible) of Benalcazar are subject.

5.4      PERUVIAN SMR SERVICES

         Except for the JVC and the JVC Subsidiaries, neither Benalcazar nor any of his Affiliates have any other interests, direct or indirect, contingent or pending, in concessions, channels or frequencies licensed for use to provide SMR service in Peru.

                                   ARTICLE VI

                    REPRESENTATIONS AND WARRANTIES OF NEXTEL

         To induce Motorola, Benalcazar and the JVC to enter into this Agreement, each of Nextel and Nextel International, respectively, represents and warrants to Motorola, Benalcazar and the JVC as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing as provided in Section 10.7) all as follows in this Article VI.

6.1      ORGANIZATION, GOOD STANDING, ETC.

         Nextel is a limited life company duly organized and validly existing under the laws of the Cayman Islands. Nextel International is a corporation duly organized and validly existing under the laws of the State of Washington. Each of Nextel and Nextel International has all requisite power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted except where such failure to have corporate power and authority could not reasonably be expected to have a material adverse effect on Nextel or Nextel International.

6.2      AUTHORIZATION, DUE EXECUTION AND BINDING EFFECT

         All corporate action on the part of Nextel and Nextel International necessary to authorize and perform the Transaction Agreements and the transactions contemplated hereby and thereby has been taken. The Transaction Agreements have been duly executed and delivered by Nextel and Nextel International and are legal, valid and binding obligations of Nextel and Nextel International, enforceable in accordance with their respective terms.

6.3      NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

         The execution, delivery and performance of the Transaction Agreements by Nextel and Nextel International and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate the corporate charter or other organizational documents of Nextel or Nextel International, (b) constitute a violation (with or without the giving of notice or lapse of time, or both) of any law, rule, regulation, judgment, injunction, order or decree applicable to Nextel or Nextel International, (c) except as set forth on
Schedule 6.3, require any consent, approval or authorization of any Person, governmental authority or other organization or entity or (d) result in a default under, an acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, or in any other way materially affect the rights of Nextel or Nextel International under, any material agreement, lease, note or other restriction, encumbrance, obligation or liability to which Nextel or Nextel International is a party or by which Nextel or Nextel International is bound or to which the assets (whether real or personal, tangible or intangible) of Nextel or Nextel International are subject.

6.4      BROKERAGE

         Neither Nextel nor Nextel International has retained any broker or finder in connection with the transactions contemplated by this Agreement. Any brokerage or finder's fee due to any broker or finder in violation of the foregoing representation shall be paid by Nextel.

6.5      PERUVIAN SMR SERVICES

         None of Nextel, Nextel International or any of their Affiliates have any interests, direct or indirect, contingent or pending, in concessions, channels or frequencies licensed for use to provide SMR service in Peru.

                                   ARTICLE VII

                               FURTHER AGREEMENTS

         Each of the parties hereto agrees to perform and observe the following agreements applicable to it:

7.1      SCHEDULES

         (a) All representations and warranties herein by Motorola, Benalcazar or Nextel shall apply to any exhibits, schedules and certificates attached to this Agreement delivered by Motorola, Benalcazar or Nextel, as the case may be, or any officer thereof, and each such certificate shall be deemed to be a representation by Motorola, Benalcazar or Nextel, as the case may be, as to the matters set forth therein.

         (b) On or prior to the Closing Date, Motorola, Benalcazar or Nextel may deliver to the other parties hereto one or more Schedules to this Agreement that are revised and updated to reflect changes to the operations or condition of Motorola, Benalcazar, Nextel or the JVC or the JVC Subsidiaries, as the case may be, between the date hereof and the Closing Date. The delivery of any such revised Schedule shall not affect the rights of the parties hereto under Article VIII or IX, as the case may be, but if the Closing shall occur, the revised Schedules shall be deemed to supersede the Schedules delivered herewith, but only with respect to the representations and warranties given as of the Closing Date.

7.2      ACCESS

         From the date of this Agreement to and including the Closing Date, Motorola, Benalcazar and the JVC shall (and shall cause each of the JVC Subsidiaries to) grant Nextel, Motorola and Benalcazar and their agents, employees, accountants and attorneys reasonable access during normal business hours to, and the opportunity to examine and make copies of, all of the books, records, documents, instruments and papers of Motorola, Benalcazar, the JVC and the JVC Subsidiaries relating to the Business, and the right to inspect all of their operations, properties and assets relating to the Business at any reasonable time and provide any authorizations necessary to examine the status of the Concessions with the MTC.

7.3      MANAGEMENT INFORMATION

         From the date of this Agreement to and including the Closing Date, Motorola, Benalcazar and the JVC shall (and shall cause the JVC Subsidiaries to) provide to Nextel all material information specifically requested by Nextel regarding the operation of the Business during such period.

7.4      ADVICE OF CLAIMS

         From the date of this Agreement to and including the Closing Date, Motorola, Benalcazar and the JVC shall (and shall cause the JVC Subsidiaries to) promptly advise Nextel, Motorola and Benalcazar in writing if it has notice or knowledge of the commencement or threat of any claims, litigation or proceedings against or affecting the JVC or the JVC Subsidiaries or any rulings, decrees or other material developments in any claim, action or suit described on Schedule
3.15 or arising after the date hereof.

7.5      CONDUCT OF THE BUSINESS

         (a) From the date hereof until the Closing Date, each of Motorola, Benalcazar and the JVC shall (and shall cause the JVC Subsidiaries to) conduct the Business in the ordinary course consistent with past practices and use its best efforts to preserve intact the business organizations and relationships with third parties and to keep available the services of the present employees of the Business. Without limiting the generality of the foregoing, from the date hereof until the Closing Date, each of Motorola, Benalcazar and the JVC will ensure that the JVC and the JVC Subsidiaries shall not:

             (i) except for capital expenditures approved by the parties in accordance with Section 2.3(b), acquire assets from any other Person having a value individually or in the aggregate in excess of $50,000;

             (ii) sell, lease, license or otherwise dispose of any JVC Assets except in the ordinary course consistent with past practices;

             (iii) issue any additional shares of capital stock;

             (iv) make any payments of dividends or other distributions with respect to its capital stock;

             (v) directly or indirectly, take any action or fail to take any action that could result in the loss of the benefit of any Concession or Channel, or that may affect any rights of the JVC Subsidiaries with respect to any Applied Channels or Reserved Channels; or

             (vi) agree or commit to do any of the foregoing.

         (b) Each of Motorola, Benalcazar and the JVC shall (and shall cause the JVC Subsidiaries to) to the best of their respective abilities (i) preserve and protect the right of the JVC and the JVC Subsidiaries to use all the Channels as currently intended, including for use with iDEN technology, and (ii) take action to satisfy all applicable build-out and loading requirements. Each of Motorola, Benalcazar and the JVC shall immediately notify the other parties hereto if the right of the JVC or the JVC Subsidiaries to use any of the Channels will not be protected or preserved or if applicable build-out or loading requirements may not be met.

         (c) Each of Motorola, Benalcazar and the JVC shall not (and shall cause the JVC Subsidiaries not to) (i) take or agree or commit to take any action that would make any representation or warranty of Motorola or Benalcazar, respectively, hereunder inaccurate in any respect at, or as of any time prior to, the Closing Date or (ii) omit or agree or commit to omit to take any commercially reasonable action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

7.6      COMPLIANCE WITH LAWS

         Each of Motorola, Benalcazar, Nextel and the JVC agrees that it and any director, officer, agent, employee or other Person acting on its behalf or on behalf of the JVC or the JVC Subsidiaries (i) will not be involved in the offering, paying or giving of anything of value, either directly or indirectly, to a government official, political party or candidate for political office to influence such Person or entity in the discharge of his, her or its official duties, (ii) will not engage in any such unlawful conduct during the time of carrying out their duties, (iii) will maintain accounting books and records in reasonable detail and institute internal controls to ensure that such books and records accurately reflect corporate transactions and the disposition of assets to the extent relating to the JVC or the JVC Subsidiaries and (iv) will not, directly or indirectly, take any action or fail to take any commercially reasonable action in each case that could result in the loss of the benefits of any Concession. Each of Motorola and Benalcazar further agrees that it will cause the JVC and the JVC Subsidiaries to comply with the preceding sentence.

7.7      NO TRANSFERS

         Each of Motorola and Benalcazar hereby agrees that it will not (and it will not permit any of its Affiliates to), prior to the Closing Date, sell, assign, transfer, pledge, hypothecate, mortgage, set in usufruct, encumber or otherwise dispose of all or any part of any the JVC Common Stock or other securities of the JVC convertible into the JVC Common Stock without the prior written consent of Nextel.

7.8      MASTERCOM NAME

         Benalcazar consents on his behalf and on behalf of his Affiliates to the use of the name "Mastercom" in the corporate name of Mastercom Trunking S.A. and the use of the name "Mastercom" in connection with the business of the JVC and the JVC Subsidiaries. Benalcazar and the JVC will enter into a payment-free license agreement reasonably satisfactory to the JVC relating to the JVC's use of the name "Mastercom" as soon as reasonably practicable following Closing.

7.9      CAPITAL INCREASE

         Each of the JVC, Motorola, Benalcazar and Nextel hereby agrees to execute and deliver all documents necessary to authorize, subscribe and pay for the Capital Increase, including without limitation minutes of the meeting of shareholders at which the Capital Increase was authorized.

7.10     NEXTEL INTERNATIONAL GUARANTEE

         As partial consideration for the issuance of shares of JVC Common Stock to Nextel hereunder, if Nextel shall have defaulted in the payment when due of any amount required to be paid by Nextel under this Agreement, and such default shall remain uncured 10 days following written notice by any other party hereto, then Nextel International shall within five days after delivery of written notice by such other party pay the amount not so paid.

7.11     OTHER COOPERATION

         All parties hereto shall fully cooperate with the other parties hereto and their legal counsel and accountants in connection with, any other steps reasonably required to be taken as part of the obligations of the parties under this Agreement and any of the other Transaction Agreements or to promptly satisfy the conditions precedent hereunder.

                                  ARTICLE VIII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

         The obligations of each party to perform and observe the covenants, agreements and conditions hereof to be performed and observed by it on or before the Closing Date shall be subject to the satisfaction of the following conditions, any of which may be expressly waived in writing by such party:

8.1      ACCURACY OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties of the other parties contained herein (including applicable Schedules hereto) shall have been true in all material respects when made and shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, except as affected by transactions contemplated hereby and except to the extent that any such representations and warranties shall have been made as of a specified date, in which case such representations and warranties shall have been true as of the specified date.

8.2      PERFORMANCE OF AGREEMENT

         Each of the other parties shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions contained in this Agreement to be performed and complied with it on or before the Closing Date.

8.3      APPROVALS AND CONSENTS

         All material approvals and consents listed on Schedules 3.3, 4.3, 5.3,
6.3 and 7.3 and required for the other parties to perform their obligations hereunder shall have been obtained on or before the Closing Date and shall remain in effect as of the Closing Date.

8.4      OFFICERS' CERTIFICATES

         At the Closing Date, each party shall have received certificates from a Vice President and the Secretary or Assistant Secretary of each of the other corporate parties and from Benalcazar dated as of such date, in substantially the form attached as Exhibit 8.4, certifying that (a) all the conditions set forth in this Article VIII applicable to such party have been fulfilled and (b) the representations and warranties of such party, herein are true and correct in all material respects as of the Closing Date.

8.5      SHAREHOLDERS AGREEMENT

         Each of the other parties shall have entered into the Shareholders Agreement in the form of Exhibit 8.5 on or before the Closing Date.

8.6      REGISTRATION RIGHTS AGREEMENT

         Each of the other parties shall have entered into the Registration Rights Agreement in the form of Exhibit 8.6 on or before the Closing Date.

8.7      LEGAL PROCEEDINGS

         On the Closing Date, no law, regulation, administrative ruling or order of any court or administrative agency of competent jurisdiction shall be in effect that enjoins, restrains or prohibits consummation of this Agreement, and no litigation, investigation or administrative proceeding shall be reasonably likely to enjoin, restrain or prohibit consummation of this Agreement.

8.8      BUSINESS PLAN

         Each party shall have agreed upon and approved a three-year business plan related to the Business (the "Business Plan").

8.9      DIVISION OF MASTER COMMUNICATIONS

         Benalcazar shall have caused the division of Master Communications such that following such division the sole assets of Master Communications shall be 100% of the capital stock of Mastercom Trunking, less one share, and the assets listed in Schedule 3.12(a). Benalcazar shall have delivered the public deed evidencing such division, inscribed by the Public Register, to the other parties hereto.

8.10     CONFIDENTIALITY, NONCOMPETITION AND PROPRIETARY INFORMATION AGREEMENTS

         On or before the Closing Date, all high-level officers, directors and employees of the JVC and the JVC Subsidiaries shall have entered into confidentiality agreements, noncompetition agreements and proprietary information agreements relating to SMR services and operations in Peru substantially in the form attached hereto as Exhibit 8.10.

8.11     OPINIONS OF COUNSEL

         On or before the Closing Date: (a) Nextel and Benalcazar shall have received opinions of counsel to (i) Motorola in the United States and Peru and
(ii) the JVC in Peru, and (b) Nextel and Motorola shall have received opinions of counsel to (i) Benalcazar in Peru and (ii) the JVC in Peru, each of which shall be substantially in the form attached hereto as Exhibit 8.11.

8.12     TITLE

         To the extent any Liens exist on the JVC Assets, Motorola and/or Benalcazar, as applicable shall have caused the JVC or the JVC Subsidiaries to have obtained the release of all Liens on the JVC Assets, other than Permitted Liens, on or before the Closing Date.

8.13     DOCUMENTATION RELATING TO THE CONCESSIONS

         Nextel, Motorola and Benalcazar, as applicable, shall have received a true and complete copy of each document granting the Concession with respect to each Channel.

8.14     THIRD PARTY CONSENTS

         Benalcazar shall have caused each other Person who is a shareholder of Master Communications and General Radio to have executed such documents as shall be necessary or desirable to cause the transfer of the capital stock of such entities to the JVC and to have waived any and all preemptive rights or other rights to acquire shares of the capital stock of such entities. Benalcazar shall have caused each other Person who is a shareholder of Mastercom Trunking to have executed such documents as shall be necessary or desirable to cause the transfer of the capital stock of Mastercom Trunking to Master Communications and to have waived any and all preemptive rights or other rights to acquire shares of the capital stock of Mastercom Trunking. Motorola shall have caused each other Person who is a shareholder of Dualcom and Radionet to have executed such documents as shall be necessary or desirable to cause the transfer of the capital stock of such entities to the JVC and to have waived any and all preemptive rights or other rights to acquire shares of the capital stock of such entities.

8.15     PLEDGE AGREEMENTS

         Each of Motorola, Benalcazar and the JVC shall have entered into the Pledge Agreements in the form of Exhibit 8.15 on or before the Closing Date.

8.16     LEGAL STABILITY AGREEMENTS

         Each of Nextel, Motorola and the JVC shall have applied for a Legal Stability Agreement with Peru in the form of Exhibit 8.16 on or before the Closing Date.

                                   ARTICLE IX

            ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF NEXTEL

         The obligations of Nextel to perform and observe the covenants, agreements and conditions hereof to be performed and observed by it on or before the Closing Date shall be subject to the satisfaction of the following conditions, any of which may be expressly waived in writing by it:

9.1      AFFILIATE TRANSACTIONS

         All loans and other transactions between Motorola or Benalcazar and their respective Affiliates, on the one hand, and the JVC or the JVC Subsidiaries, on the other hand, shall have been terminated on or prior to the Closing Date, except for the tower site lease, sales agency agreement and maintenance agreement between the JVC or the JVC Subsidiaries and Grupo Mastercom S.A., the forms of which are attached hereto as Exhibit 9.1A, Exhibit 9.1B and Exhibit 9.1C, respectively.

9.2      EMPLOYEES, CONSULTANTS, DIRECTORS AND ATTORNEY-IN-FACT OF THE JVC

         All employees, consultants, directors and attorneys-in-fact of the JVC designated by Nextel for resignation or removal shall have resigned or have been removed from their respective positions.

                                    ARTICLE X

                   INDEMNIFICATION AND SURVIVAL OF WARRANTIES

10.1     INDEMNIFICATION BY MOTOROLA

         Motorola irrevocably and unconditionally agrees to indemnify and hold harmless, on an after-tax basis, Nextel, Benalcazar (except in Benalcazar's case with respect to clause (a)(ii) below), and their respective successors and permitted assigns, and the officers, directors, Affiliates, employees, Controlling Persons and agents of the foregoing, and to hold each such party harmless against and in respect of any and all losses, damages, costs and expenses, including, subject to the provisions of Section 10.6, reasonable attorneys' fees ("Damages") incurred by any such party directly as a result of
(a) the breach of any of the representations or warranties (i) made in this Agreement by Motorola or (ii) made in Article III of this Agreement by Benalcazar (subject to Motorola's secondary right to indemnification provided in Section 10.4 hereto), (b) the breach by Motorola or the JVC of any covenants or undertaking contained herein or in any other exhibit, schedule or amendment hereto, or in any officers' certificate or other certificate delivered to the other parties hereto at or in connection with the Closing (c) the termination or resignation of any current or former employee of Dualcom or Radionet during the 90 days following the Closing Date or (d) the failure of Radionet or Dualcom to have properly filed any amendments or modifications to their respective Minimum Expansion Plans or the failure of Radionet or Dualcom to have properly paid their respective annual Canons as required by the MTC, which failure directly results in Damages to any indemnified party; provided that Motorola's liability under this Section 10.1(d) shall not exceed $16,000,000.

10.2     PRIMARY INDEMNIFICATION BY BENALCAZAR

         Benalcazar irrevocably and unconditionally agrees to indemnify and hold harmless, on an after-tax basis, Nextel, Motorola (except in Motorola's case with respect to clause (a)(ii) below), and their respective successors and permitted assigns, and the officers, directors, Affiliates, employees, Controlling Persons and agents of the foregoing, and to hold each such party harmless against and in respect of any and all Damages incurred by any such party directly as a result of (a) the breach of any of the representations or warranties (i) made in this Agreement by Benalcazar or (ii) made in Article III of this Agreement by Motorola (subject to Benalcazar's secondary right to indemnification provided in Section 10.5 hereto), (b) the breach by Benalcazar or the JVC of any covenants or undertaking contained herein or in any other exhibit, schedule or amendment hereto, or in any officers' certificate or other certificate delivered to the other parties hereto at or in connection with the Closing or (c) the termination or resignation of any current or former employee of General Radio, Master Communications or Mastercom Trunking during the 90 days following the Closing Date or (d) the failure of General Radio, Master Communications or Mastercom Trunking to have properly filed or any amendments of modifications to their respective Minimum Expansion Plans or the failure of General Radio, Master Communications or Mastercom Trunking to have properly paid their respective annual Canons as required by the MTC, which failure directly results in Damages to any indemnified party; provided that Benalcazar's liability under this Section 10.2(d) shall not exceed $16,000,000.

10.3     INDEMNIFICATION BY NEXTEL

         Nextel irrevocably and unconditionally agrees to indemnify and hold harmless, on an after-tax basis, Motorola, Benalcazar, and their respective successors and permitted assigns, and the officers, directors, Affiliates, employees, Controlling Persons and agents of the foregoing, and to hold each such party harmless against and in respect of any and all Damages incurred by such party directly as a result of (a) the breach of any of the representations or warranties made in this Agreement by Nextel, or (b) the breach by Nextel of any covenant or undertaking contained herein, in any other exhibit, schedule or amendment hereto, or in any officers' certificate or other certificates delivered to Motorola at or in connection with the Closing.

10.4     SECONDARY INDEMNIFICATION BY BENALCAZAR OF MOTOROLA

         Benalcazar irrevocably and unconditionally agrees to indemnify and hold harmless, on an after-tax basis, Motorola, and its respective successors and permitted assigns, and the officers, directors, Affiliates, employees, Controlling Persons and agents of the foregoing, and to hold each such party harmless against and in respect of any and all Damages incurred by any such party directly or indirectly as a result of the breach of any of the representations or warranties made in this Agreement by Benalcazar for which a claim is made against Motorola pursuant to its indemnification obligations set forth in Section 10.1 hereof or pursuant to the failure of Benalcazar to make any payment required to be made pursuant to Section 2.3 with respect to General Radio, Master Communications or Mastercom Trunking. The parties hereto acknowledge that this secondary indemnification is being granted by Benalcazar as a result of Motorola's agreement to indemnify Nextel for breaches of representations and warranties made in Article III of this Agreement by Benalcazar. The parties hereto further acknowledge that this secondary indemnification obligation of Benalcazar shall be secured by a pledge of certain of Benalcazar's shares of the JVC Common Stock, as further described in Section 10.8.

10.5     SECONDARY INDEMNIFICATION BY MOTOROLA OF BENALCAZAR

         Motorola irrevocably and unconditionally agrees to indemnify and hold harmless, on an after-tax basis, Benalcazar, and his respective heirs and permitted assigns, and the Affiliates and agents of the foregoing, and to hold each such party harmless against and in respect of any and all Damages, incurred by any such party directly or indirectly as a result of the breach of any of the representations or warranties made in this Agreement by Motorola for which a claim is made against Benalcazar pursuant to its indemnification obligations set forth in Section 10.2 hereof or pursuant to the failure of Motorola to make any payment required to be made pursuant to Section 2.3 with respect to Dualcom or Radionet. The parties hereto acknowledge that this secondary indemnification is being granted by Motorola as a result of Benalcazar's agreement to indemnify Nextel for breaches of representations and warranties made in Article III of this Agreement by Motorola. The parties hereto further acknowledge that this secondary indemnification obligation of Motorola shall be secured by a pledge of certain of Motorola's shares of the JVC Common Stock, as further described in
Section 10.8

10.6     PROCEDURE

         With respect to the claims made by third parties (which for purposes of the indemnification pursuant to Sections 10.4 and 10.5 shall include Nextel), if Nextel, Benalcazar or Motorola is threatened with any claim, or any such claim is presented to or any action or proceeding commenced, that may give rise to the right of indemnification hereunder, Nextel, Benalcazar or Motorola, as the case may be (the "Indemnitee"), will give written notice thereof promptly (and in no event later than the last survival date of the representation and warranty for the breach of which indemnification is sought) to the party or parties bearing the indemnification obligation (the "Indemnifying Party"); provided, however, that the failure to give notice in accordance with this Section 10.6 shall not prevent enforcement hereunder if such failure is not prejudicial to the Indemnifying Party. The Indemnifying Party shall have the right to participate in the defense of such claim, action or proceeding, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof with counsel mutually satisfactory to such parties and the Indemnitee, in which case every Indemnitee shall have the right to participate through counsel of its own choosing (and whose fees and expenses shall by paid by such Indemnitee). If the Indemnifying Party and the Indemnitee agree upon mutually satisfactory counsel to assume the defense, the Indemnifying Party shall assume the obligation to pay such counsel's fees and expenses and shall no longer assume the obligation to pay the Indemnitee's attorneys' fees and expenses. If the Indemnifying Party undertakes to compromise or defend any such liability, the Indemnifying Party shall so notify the Indemnitee in writing promptly of its intention to do so, and the Indemnitee shall cooperate with the Indemnifying Party and its counsel in the compromising of or the defending against any such liabilities or claims, at the expense of the Indemnifying Party. Such cooperation shall include, but shall not be limited to, the provision to the Indemnifying Party of reasonable access to the Indemnitee's business records, research, documents and employees as they relate to the defense of any indemnified claim. In response to a bona fide settlement offer, the Indemnifying Party may settle the monetary portion of an indemnifiable matter without the consent of the Indemnitee provided that such settlement (i) includes as an unconditional term thereof the giving by the plaintiff or claimant to the Indemnitee of a release from all liability in respect of such claim or litigation, (ii) provides that the Indemnitee does not admit any guilt or fault with respect to the subject matter of such claim or litigation, and (iii) does not involve injunctive or other equitable relief.

10.7     SURVIVAL

         The covenants, agreements, representations and warranties made by the parties in or pursuant to this Agreement shall survive until the second anniversary of the Closing, except as otherwise set forth herein. The representations and warranties made by Motorola and Benalcazar in Sections 3.4 and 3.11 shall survive until the expiration of the relevant statute of limitation under Peruvian law. The agreements contained in this Article X shall survive until the second anniversary of the Closing (except with respect to the agreements contained in the preceding sentence which shall survive until the expiration of the relevant statute of limitation); provided that any claim for indemnification asserted in accordance with the provisions of this Agreement prior to the relevant expiration date shall survive until it is resolved.

10.8     SECURITY FOR SECONDARY INDEMNIFICATION RIGHTS

         (a) Subject to any pledge to a third-party lender as required by the Shareholders Agreement, Benalcazar shall pledge, as collateral security for the obligations of Benalcazar to indemnify Motorola pursuant to this Agreement, to Motorola all of his shares of the JVC Common Stock by executing that certain Pledge Agreement, dated of even date herewith, by and among the JVC, as agent, Benalcazar and Motorola (the "Benalcazar Pledge Agreement").

         (b) Subject to any pledge to a third-party lender as required by the Shareholders Agreement, Motorola shall pledge, as collateral security for the obligations of Motorola to indemnify Benalcazar pursuant to this Agreement, to Benalcazar one half of its shares of the JVC Common Stock by executing that certain Pledge Agreement, dated of even date herewith, by and among the JVC, as agent, Benalcazar and Motorola (the "Motorola Pledge Agreement" and together with the Benalcazar Pledge Agreement, the "Pledge Agreements").

         (c) The Pledge Agreements shall remain in full force and effect until the second anniversary of the Closing, provided, however, that if any claim for indemnification is pending at the end of such term the applicable Pledge Agreement shall remain in full force and effect until such claim is resolved.

         (d) Each of Motorola and Benalcazar agree to subordinate their interests under the applicable Pledge Agreement in connection with any third party debt financing of the JVC.

                                   ARTICLE XI

                                   TERMINATION

11.1     TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

         (a) by mutual written consent duly authorized by Nextel, Benalcazar, Motorola and the JVC; or

         (b) by any of Nextel, Benalcazar, Motorola or the JVC if the Closing shall not have occurred by January 29, 1998; provided, however, that the right to terminate this Agreement under this Section 11.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the transactions contemplated hereby to occur on or before such date; or

         (c) by any of Nextel, Benalcazar, Motorola or the JVC if a court of competent jurisdiction or governmental authority shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby; or

         (d) by any party hereto upon a breach of any representation, warranty, covenant or agreement on the part of any other party hereto set forth in this Agreement (other than a breach which is also a breach by the party purporting to terminate this Agreement) such that the conditions set forth in Section 8.1 or
8.2 would not be satisfied and such breach shall not have been remedied within ten days following receipt of notice of such breach from the party seeking to terminate this Agreement; or

         (e) by any party hereto if any representation or warranty of any other party hereto in this Agreement shall have become untrue such that the conditions set forth in Article VIII or IX, as the case may be, cannot reasonably be expected to be satisfied by the date set forth in Section 11.1(b).

11.2     EFFECT OF TERMINATION

         In the event of any termination pursuant to this Article XI (other than pursuant to Section 11.1(a) or (b)): (a) written notice setting forth the reasons therefor shall forthwith be given by the terminating party to the other parties hereto, and (b) no party shall have any liability to the other parties of any nature whatsoever due to such termination, except for damages resulting from a willful breach by any party.

                                   ARTICLE XII

                                     GENERAL

12.1     EXPENSES

         Regardless of whether the transactions contemplated by this Agreement are consummated, each of Nextel, Motorola and Benalcazar shall pay its own fees, costs and expenses, incident to the negotiation, preparation and carrying out of this Agreement.

12.2     AMENDMENT

         The parties hereto may amend, modify or supplement this Agreement at any time, but only in a written amendment duly executed on behalf of each of the parties.

12.3     HEADINGS

         The headings preceding the text of Sections of this Agreement are for convenience only and shall not be deemed parts thereof.

12.4     APPLICABLE LAW

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts executed and to be fully performed in such state.

12.5     PARTIES IN INTEREST

         All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not. This Agreement shall not be assigned by any party hereto in whole or in part without the prior written consent of the other parties hereto; provided, however, that any party may at any time, without the consent of the other parties, assign all or part of its right, title and interest in, to and under this Agreement and the documents, agreements and supporting papers delivered in connection herewith to any Affiliate of such party that agrees in writing to be bound by the provisions hereof; provided that the parties hereto shall retain all liabilities under this Agreement unless otherwise agreed by all of the parties hereto.

12.6     DISPUTE RESOLUTION.

         (a) Arbitration. All disputes arising out of or in connection with this Agreement or the performance hereof shall be resolved by submission to binding arbitration under the Rules for Arbitration of the International Chamber of Commerce (the "ICC").

         (b) Notice of Demand for Arbitration. Notice of demand for arbitration shall be filed in writing with the other parties and with the ICC. In no event shall the demand for arbitration be made after the date when the applicable statute of limitations would bar institution of a legal or equitable proceeding based on such claim, dispute or other matter in question.

         (c) Arbitration Proceedings. Unless the parties agree otherwise, the arbitration hearing shall be conducted in Miami, Florida, United States, in the English language, before a panel of three arbitrators, one selected by each of the parties to the dispute and the third selected by mutual agreement of the parties, and failing their agreement, pursuant to the rules of the ICC. The arbitrators shall not be empowered to grant exemplary or punitive damages. Upon the request of a party, the arbitrators' written decision shall include an explanation of the factual and legal grounds for the decision.

         (d) Motions to Reconsider. Within fifteen days of receipt of the arbitrators' decision, a party may file with the arbitrators and serve on the other parties a written motion to reconsider. The arbitrators may request the non-moving or responding party to file a written response within ten days after receipt of that request, and the arbitrators thereupon will reconsider the issues raised by the motion and response (if any) and either confirm or alter their decision, which will then be final, binding and conclusive upon the parties. The costs of such a motion for reconsideration, including attorneys' fees, will be awarded against the moving party if it does not prevail.

         (e) Finality. The decision rendered by the arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

         (f) Consolidation, Joinder and Third Party Claim. Any arbitration arising out of or related to this Agreement or any other agreements between the parties or their Affiliates relating to the wireless telecommunications business in Peru may, upon demand of a party, include by consolidation, joinder or third-party claims any other party involved in a common question of law or fact whose presence is required if complete relief is to be accorded in arbitration or who is alleged to be liable to a party for all or part of a claim in the arbitration. Each party agrees that the others may join it as a party to any litigation or arbitration involving such party's alleged fault.

12.7     WAIVERS

         Any terms, covenants, representations, warranties or agreements of any party hereto may be waived at any time by an instrument in writing executed by the party for whose benefit such terms exist. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect its right at a later time to enforce the same. No waiver by any party of any condition or breach of any terms, covenants, representations, warranties or agreements contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any other condition or any breach of any other terms, covenants, representations, warranties or agreements.

12.8     NOTICES

         Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when personally delivered or deposited in the mail, postage prepaid, sent certified or registered, or when delivered by facsimile, and addressed as respectively set forth below, or to such other address as any party shall have previously designated by such a notice. Any notice so delivered personally or by facsimile, transmission confirmed, shall be deemed to be received on the date of delivery and any notice so mailed shall be deemed to be received three days after the date on which it was mailed.

         Notices to the parties shall be sent as follows:

         (a)      To Nextel or Nextel International:

                  Nextel International, Inc.
                  1191 Second Avenue, Suite 1600
                  Seattle, WA 98101
                  Attention:  General Counsel
                  Fax:  (206) 749-8384

                  with a copy to:

                  Venture Law Group
                  4750 Carillon Point
                  Kirkland, WA 98033
                  Attention:  Craig E. Sherman
                  Fax:  (206) 739-8750
                  File #:  15799-014

         (b)      To Motorola:

                  Motorola International Development Corporation
                  c/o Motorola, Inc.
                  1301 E. Algonquin Road
                  Schaumburg, Illinois  60196-1078
                  Attention:  John Bonadurer III and DeWayne Youngberg
                  Fax:  (847) 576-9179

                  with a copy to:

                  Motorola, Inc. General Counsel
                  Fax:  (847) 576-3628

         (c)      To Benalcazar:

                  Oscar Benalcazar Coz
                  c/o Mastercom S.A.
                  Av. Arequipa 3908, Miraflores
                  Lima, Peru
                  Fax:  011-51-1-442-9483

         (d)      To the JVC:

                  Valorcom S.A.
                  c/o Nextel International, Inc.
                  1191 Second Avenue, Suite 1600
                  Seattle, WA 98101
                  Attention:  General Counsel
                  Fax:  (206) 749-8384

12.9     ENTIRE UNDERSTANDING

         The terms set forth in this Agreement and the other Transaction Agreements are intended by the parties as a final, complete and exclusive expression of the terms of their agreement and may not be contradicted, explained or supplemented by evidence of any prior agreement, any contemporaneous oral agreement or any consistent additional terms.

12.10    COUNTERPARTS

         This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.


                                              VALORCOM S.A.


                                              By /s/ RICHARD KAMPA
                                                --------------------------------
                                              Its GENERAL MANAGER
                                                 -------------------------------


                                              NEXTEL INTERNATIONAL (PERU), LLC


                                              By /s/ BRIAN A. VINCENT
                                                --------------------------------
                                              Its VICE PRESIDENT
                                                 -------------------------------


                                              MOTOROLA INTERNATIONAL
                                              DEVELOPMENT CORPORATION


                                              By /s/ JAMES L. OSBORN
                                                --------------------------------
                                              Its ATTORNEY-IN-FACT
                                                 -------------------------------

                                              /s/ OSCAR BENALCAZAR COZ
                                              ----------------------------------
                                              OSCAR BENALCAZAR COZ



                                              NEXTEL INTERNATIONAL, INC.


                                              By /s/ BRIAN A. VINCENT
                                                --------------------------------
                                              Its VICE PRESIDENT
                                                 -------------------------------



                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                EXHIBIT 2.1(b)(v)

                                PAYMENT SCHEDULE

                           (all figures in thousands)


Party        Closing ("C")     C + 30 days     C+60 days    C+90 days    C+120 days    C+150 days   C+170* days
-----        -------------     -----------     ---------    ---------    ----------    ----------   -----------
Nextel          $6,965           $2,117           $481        $2,301        $7,579       $4,268        $4,149


*It is estimated that this amount will fund the JVC's operations through 170 days following Closing and it is anticipated that additional capital calls will be required as of this date (or sooner if the JVC's burn rate exceeds current estimates).

Nextel shall make such payments to the JVC within fifteen days of the day indicated above.